As filed with the Securities and Exchange Commission on February 24, 2006

1933 Act File No. 333-114371
1940 Act File No. 811-21556

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	2	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	3	[	X	]

(Check appropriate box or boxes.)

PERRITT FUNDS, INC.

300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (312) 669-1650

Gerald W. Perritt
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copy to:
Phillip J.Hanrahan
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on February 28, 2006 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

[Perritt Logo]

 Perritt MicroCap Opportunities Fund

Perritt Emerging Opportunities Fund

PROSPECTUS

Perritt MicroCap Opportunities Fund
is the sole series of Perritt MicroCap Opportunities Fund, Inc. The Perritt MicroCap Opportunities Fund is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of rapidly growing companies with market capitalizations that are below $500 million at the time of initial purchase. In view of this, the Perritt MicroCap Opportunities Fund may be subject to above-average risk.

Perritt Emerging Opportunities Fund
is a series of the Perritt Funds, Inc. The Perritt Emerging Opportunities Fund is a no load mutual fund that seeks long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $250 million at the time of initial purchase. In view of this, the Perritt Emerging Opportunities Fund may be subject to above-average risk.

Please read this Prospectus, paying particular attention to the risks involved, and keep it for further reference. It contains important information about the Funds, their investments and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Perritt MicroCap Opportunities Fund, Inc. Perritt MicroCap Opportunities Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606	or	Perritt Funds, Inc. Perritt Emerging Opportunities Fund 300 South Wacker Drive Suite 2880 Chicago, Illinois 60606

To request a Fund’s current Prospectus, call: (800) 332-3133
To request a Fund’s current Statement of Additional Information, call: (800) 331-8936
Website: www.perrittmutualfunds.com

Prospectus
February 28, 2006

Table of Contents

Questions to Ask Before Investing in the Funds	1
Fees and Expenses	6
Investment Objective, Strategies and Risks	7
Redemption Fee	9
Portfolio Holdings of the Funds	10
Management of the Funds	10
Share Prices of the Funds	10
Purchasing Shares	11
Redeeming Shares	14
Distributions and Taxes	18
Anti-Money Laundering Program	19
Financial Highlights	20
Privacy Policy	PP-1
For More Information	Back Cover

Questions to Ask Before Investing in
the Funds

What are the goals of the Funds?

Perritt MicroCap Opportunities Fund

The Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) seeks long-term capital appreciation.

Perritt Emerging Opportunities Fund

The Perritt Emerging Opportunities Fund (the “Emerging Fund”) seeks long-term capital appreciation. (The MicroCap Fund and the Emerging Fund are each sometimes referred to in this Prospectus as a “Fund” and, collectively, as the “Funds”.)

What are the Funds’ principal investment strategies?

Perritt MicroCap Opportunities Fund

The MicroCap Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase. The MicroCap Fund invests in both value-priced and aggressive growth stocks. Generally, the Fund’s investment adviser, Perritt Capital Management, Inc. (the “Adviser”), seeks to invest in micro-cap companies with the following attributes:

•	Have demonstrated above-average growth in revenues and/or earnings;

•	Possess relatively low levels of long-term debt;

•	Have a high percentage of their shares owned by company management; and

•	Possess modest price-to-sales ratios and price-to-earnings ratios that are below the company’s long-term annual growth rate.

At times, the MicroCap Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs. Although the MicroCap Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: (1) a company’s market capitalization grows beyond $1 billion; (2) a company’s financial condition deteriorates to the point that the Adviser believes that its long-term growth prospects may be impaired; (3) the company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings multiple expands to the point that the Adviser believes the company’s stock is significantly overvalued. However, during the last five years, the MicroCap Fund’s annual portfolio turnover rate has averaged 59.72%, which corresponds to an average holding period of about twenty (20) months. Generally, the MicroCap Fund’s portfolio contains 150 to 200 stocks. The MicroCap Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Perritt Emerging Opportunities Fund

The Emerging Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $250 million at the time of initial purchase.

Micro-cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Adviser uses a “bottom-up” approach of fundamental analysis to look for individual companies that the Adviser believes offer significant potential for stock price appreciation. In addition, the Adviser seeks to invest in companies with the following attributes:

•	Have a high percentage of their shares owned by company management;

•	Posses relatively low levels of long-term debt;

•	Potential to grow both revenues and earnings at above-average annual rates; and

•	Companies that possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

At times, the Emerging Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets. The Emerging Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

What are the principal risks of investing in the Funds?

Investors in each of the Funds may lose money. There are investment risks associated with each Fund’s principal investment strategies, and these principal investment risks are discussed below. Unless otherwise noted, the principal investment risks identified below apply to both of the Funds.

Common Stocks: The Funds mainly invest in common stocks. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stocks occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Therefore, the price of common stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. Micro-cap companies may be especially sensitive to these factors.

Micro-Cap & Small Cap Companies: Investment in the stocks of micro-cap and small capitalization companies may involve additional risks. Micro-cap and small cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro-cap and small company stocks are more volatile than those of larger companies. Thus, the Funds’ share prices may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of micro-cap and small cap company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, micro-cap and small company stocks tend to perform poorly during times of economic stress. Relative to large company stocks, the stocks of micro-cap and small cap companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Funds are a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.

Early Stage Companies (Emerging Fund only): The Emerging Fund invests in “early stage companies.” Early stage companies are micro-cap companies that are in a relatively early stage of development with market capitalizations that are below $50 million. Early stage companies are subject to the same risks as micro-cap companies. In addition, they may not be profitable initially and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. Early stage companies may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

Market Risk: The Funds may be exposed to “market risk”. Market risk is the risk that stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

Manager Risk: How the Adviser manages the Funds will affect each Fund’s performance. The Funds may lose money if the Adviser’s investment strategy does not achieve each Fund’s objective or the Adviser does not implement the strategy properly.

How have the Funds performed?

The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year. The information below also illustrates the risks of investing in the Funds by showing their highest and lowest quarterly returns as well as their average annual returns compared to those of the Russell 2000® Index and the MSCI U.S. MicroCap® Index.

Please remember that the Funds’ past performance (before and after taxes) is not necessarily an indication of how they may perform in the future. They may perform better or worse in the future.

Perritt MicroCap Opportunities Fund
Total Return
Year-by-Year Total Return as of December 31

During the ten year period shown on the bar chart, the MicroCap Fund’s highest and lowest total returns for a quarter were:

Highest Quarterly Return	Lowest Quarterly Return

30.82% (1st quarter 2000)	-18.83% (3rd quarter 2002)

Average Annual Total Returns For the Years Ended December 31, 2005

	One Year	5 Years	10 Years
Perritt MicroCap Opportunities Fund
Return Before Taxes	14.47%	24.25%	14.82%
Return After Taxes on Distributions(1)	13.66%	23.59%	13.18%
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.48%	21.39%	12.25%
Russell 2000 Index(2) (includes no deductions for expenses or taxes)	4.55%	8.22%	9.26%
MSCI® U.S. MicroCap Index(3)	2.90%	N/A	N/A
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)
The Russell 2000® Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000®Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

(3)	The MSCI®U.S. MicroCap Index represents the micro-cap companies in the U.S. equity market. The index targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization.

Perritt Emerging Opportunities Fund
Total Return
Year-by-Year Total Return as of December 31

During the one year period shown on the bar chart, the Emerging Fund’s highest and lowest total returns for a quarter were:

Highest Quarterly Return	Lowest Quarterly Return

11.67% (3rd quarter 2005)	-2.81% (2nd quarter 2005)

Average Annual Total Returns For the Periods Ended December 31, 2005

	One Year	Since Inception (August 30, 2004)
Perritt Emerging Opportunities Fund
Return Before Taxes	15.31%	21.95%
Return After Taxes on Distributions(1)	14.99%	21.67%
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.35%	18.71%
Russell 2000 Index(2) (includes no deductions for expenses or taxes)	4.55%	18.63%
MSCI® U.S. MicroCap Index(3)	2.90%	19.23%
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The Russell 2000® Index is a popular measure of the stock performance of small companies. It is comprised of the stocks of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization.

(3)	The MSCI®U.S. MicroCap Index represents the micro-cap companies in the U.S. equity market. The index targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDERS’ FEES
(fees paid directly from your investment)
	MicroCap Fund	Emerging Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (1) (2)	2.00%	2.00%
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
	MicroCap Fund	Emerging Fund
Management Fees	1.00%	1.25%(3)
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.29%	0.97%
Total Annual Fund Operating Expenses	1.29%	2.22%

(1) A fee of $15.00 is charged for each wire redemption.
(2) The Funds charge a 2% redemption fee for shares held less than ninety (90) days. These fees are paid to each respective Fund.
(3) The percentage shown reflects the maximum investment advisory fee to which the Adviser is entitled under the investment advisory agreement for the Emerging Fund.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Perritt MicroCap Opportunities Fund	$131	$408	$707	$1,559
Perritt Emerging Opportunities Fund	$225	$694	$1,189	$2,553

You would pay the same costs if you did not redeem your shares at the end of the specified periods.

Investment Objective, Strategies and Risks

The Funds’ investment objective of long-term capital appreciation is a non-fundamental policy and may be changed without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Funds might not appreciate and investors may lose money.

Investments in the stocks of companies with small market capitalizations tend to be speculative and involve greater risks than are customarily associated with investments in the stocks of larger companies. Small companies may have limited product lines and markets, may lack sufficient resources, may be unable to generate sufficient cash from operations necessary for growth, and may find external financing to be either unavailable or unavailable on favorable terms. In addition, the frequency and volume of trading in small company securities is generally substantially less than is typical of larger companies. When making larger sales, the Funds may have to sell securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time. These transactions are accompanied by increased costs that may reduce net investment returns. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and smaller capitalization stocks under perform.

Perritt MicroCap Opportunities Fund

The MicroCap Fund has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase. If the MicroCap Fund decides to change this policy, it will provide least a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

The MicroCap Fund normally invests in common stocks of companies with market capitalizations (share price multiplied by number of shares outstanding) below $500 million. At times the MicroCap Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The MicroCap Fund invests in the stocks of companies listed on national or regional securities exchanges and stocks listed for trading on the NASDAQ National Market® (“NASDAQ®”). The current income return of the Fund will be low (or non-existent) because small companies frequently need to retain all or most of their profits to finance growth.

Buying Stocks. When selecting stocks for the MicroCap Fund’s portfolio, the Adviser utilizes a computer database of approximately 10,000 nationally traded companies. This list is initially narrowed to the stocks of companies with market capitalizations less than $500 million. This process reduces the investment universe to approximately 3,000 companies.

The MicroCap Fund’s portfolio generally contains both “growth” and “value” stocks. Growth stocks are those of companies with annual revenue and earnings growth rates that are more than twice that of the growth rate of the U.S. economy. These stocks generally are priced at relatively high multiples of revenues, earnings, and book values. Value stocks, on the other hand, are considered to be those that possess price-earnings multiples below their expected annual growth rates and/or a price to revenues ratio that is below 1.0.

Under normal circumstances the MicroCap Fund seeks to keep its annual portfolio turnover ratio under 50%. The annual portfolio turnover ratio indicates changes in the MicroCap Fund’s portfolio. For instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. The MicroCap Fund’s average security holding period can be approximated by taking the reciprocal of its turnover ratio. For example, a portfolio turnover ratio of 50% would indicate an approximate security holding period of two years. During the last five years, the MicroCap Fund’s annual portfolio turnover rate has averaged 59.72%.

Selling Stocks. The MicroCap Fund diversifies its investments. It will normally own 150 to 200 stocks of companies operating in a number of industries. At the time of purchase, an investment in the stock of a single company will rarely exceed 3% of the MicroCap Fund’s assets. Stocks periodically will be sold for several reasons. These include: (1) a company’s market capitalization grows beyond $1 billion; (2) a company’s financial condition deteriorates to the point that the Adviser believes that its long-term growth prospects may be impaired; (3) the company receives a purchase offer from another company; or (4) a company’s price/sales ratio or price-earnings multiple expands to the point that the Adviser believes the company’s stock is significantly overvalued.

Non-Principal Investment Strategies

The MicroCap Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions. This means the MicroCap Fund will invest in money market instruments (like U.S. Treasury Bills or commercial paper). The MicroCap Fund may not achieve its investment objective when it takes a temporary defensive position. When the MicroCap Fund is not taking a temporary defensive position, it still will hold from 1% to 5% of its assets in money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Perritt Emerging Opportunities Fund

The Emerging Fund has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies with market capitalizations that are below $250 million at the time of initial purchase. If the Emerging Fund decides to change this policy, it will provide a sixty (60) day written notice of its decision to shareholders.

Principal Investment Strategies

Micro-cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro-cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Adviser uses fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid price appreciation than other micro-cap stocks and the overall stock market in general. The Adviser uses a “bottom-up” approach of fundamental analysis when selecting investments for the Emerging Fund. This means the Adviser bases investment decisions on company specific factors, not general economic conditions.

Buying Stocks. The research process includes prescreening potential investments, using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits and meeting with top management. Stocks meeting the Emerging Fund’s general selection criteria are subjected to a proprietary nine-step scoring system based on analysis of both the company’s balance sheet and income statement. Stocks selected for purchase will generally possess above-average scores generated by this system. In general, the Adviser focuses on very small companies based on their market capitalizations. Investors should expect the Emerging Fund’s portfolio to be diversified among a large number of stocks drawn from several industries.

Selling Stocks. Under normal conditions, investors can expect the Emerging Fund to have a relatively low portfolio turnover ratio. Stocks are sold when company size expands beyond the point where they can no longer be considered to be small capitalization companies. In addition, stocks will be sold when their financial condition deteriorates to the point that, in the opinion of the Adviser, the company’s future growth prospects are impaired, when the Adviser believes that valuation multiples such as price/sales, price/earnings, or price/book value become extreme, or when the Adviser believes that another stock has better investment potential.

Non-Principal Investment Strategies

Ordinarily, the Adviser intends to keep the portfolio fully invested in micro-cap stocks. However, the Emerging Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Emerging Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Emerging Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Emerging Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Emerging Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

The Emerging Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Emerging Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Emerging Fund will indirectly bear its proportionate share of these costs. Generally, the Emerging Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Emerging Fund typically invests. If greater liquidity is desired, then the Emerging Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index (“S&P 500®”) and the Standard & Poor’s® (“S&P®”) 400 MidCap Index. Subject to certain exceptions, the Emerging Fund currently may not own in the aggregate (a) more than 3% of the total voting stock of any one ETF that is a registered investment company; (b) securities issued by an ETF that is a registered investment company having an aggregate value in excess of 5% of the Emerging Fund’s total assets; or (c) securities issued by an ETF that is a registered investment company and any other investment company (whether registered) having an aggregate value in excess of 10% of the Emerging Fund’s total assets.

Although it seeks to invest for the long term, the Emerging Fund retains the right to sell securities irrespective of how long they have been held. It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Emerging Fund will not typically exceed 100%. A turnover rate of 100% would occur, for example, if all of the Emerging Fund’s securities were replaced within one year. A turnover rate of 100% or more would result in the Emerging Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Emerging Fund’s total return. High portfolio turnover could also result in the payment by Emerging Fund shareholders of increased taxes on realized gains.

Redemption Fee

The Funds are designed for investors with a long-term investment perspective and are not suitable for investors who attempt to profit from short-term market swings. In fact, the Funds assess a 2% redemption fee for shares held less than ninety (90) days in an attempt to deter “market timing” investors from investing in the Funds. The Funds are also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in small company stocks. Furthermore, there is no assurance that the objectives of the Funds will be realized or that any income will be earned. Since the Funds’ share price may fall below the initial purchase price, investors in the Funds may lose a portion of their investment capital.

Portfolio Holdings of the Funds

Each Fund’s Statement of Additional Information (“SAI”), both of which are incorporated by reference into this Prospectus, contains a description of that Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings.

Management of the Funds

Perritt Capital Management, Inc. serves as each Fund’s investment adviser. The Adviser is located at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606. The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been the Funds’ only investment adviser. The Adviser is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”). IIS was organized in 1983. At December 31, 2005, the Adviser had approximately $574 million in assets under management.

As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which to sell. Under an Investment Advisory Agreement for the MicroCap Fund, the MicroCap Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. Under an Investment Advisory Agreement for the Emerging Fund, the Emerging Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets less than or equal to $100 million; 1.00% with respect to average daily net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average daily net assets in excess of $200 million.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement with the Adviser is available in the Funds’ Semi-Annual Report to shareholders for the most recent period ended April 30.

Michael Corbett is primarily responsible for the day-to-day management of the MicroCap Fund’s portfolio. Mr. Corbett and Dr. Gerald W. Perritt are equally responsible for the day-to-day management of the Emerging Fund’s portfolio.

Mr. Corbett joined the Adviser in 1990 as a research analyst and is currently Vice-President of the Adviser. Mr. Corbett obtained a B.S. degree from DePaul University. He was appointed co-portfolio manager of the MicroCap Fund in 1996 and President and Lead Manager in 1999. Mr. Corbett has been a Portfolio Manager for the Emerging Fund since its inception. He has been a contributing columnist for Investment Horizons (a small company advisory newsletter) and Gerald Perritt’s Mutual Fund Letter.

Dr. Gerald W. Perritt is President and Chairman of IIS and President of the Adviser. Dr. Perritt has been a Portfolio Manager for both the Emerging Fund and MicroCap Fund since their inceptions. He has authored several books on investing including “Small Stocks, Big Profits,” a book that discusses the benefits and risks of investing in small company stocks. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University and DePaul University in Chicago.

Each Fund’s SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage, and their ownership of securities of the Funds.

Share Prices of the Funds

The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value (“NAV”). The Funds normally calculate their NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The NYSE is closed on national holidays, Good Friday and weekends. The Funds calculate their NAVs based on the market prices of the securities (other than money market instruments) they hold.

Securities and other assets for which market quotations are not readily available or are deemed unreliable, are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Directors. The Funds value money market instruments that they hold with remaining maturities of less than sixty (60) days at their amortized cost. As the Funds invest primarily in micro-cap and small cap companies, other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities (only the Emerging Fund may invest in illiquid securities), including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that either Fund could obtain the fair value assigned to a security if it were to sell a security at approximately the same time at which either Fund determines its NAV per share.

The Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. The Funds will process purchase orders and redemption orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open.

Purchasing Shares

Eligible Purchases

Effective at the close of business on December 7, 2005, the MicroCap Fund closed to new investors, except as described below.

As of the close date, shareholders of the MicroCap Fund may continue to make additional investments in their established account(s) and reinvest dividends and capital gains distributions.

You may open a new account in the MicroCap Fund if:

•
You are a participant in a retirement plan in which the MicroCap Fund has been designated as an available investment option and whose records are maintained by a processing intermediary having an agreement with the MicroCap Fund;

•	You are a client of a registered investment adviser or certified financial planner;

•	You are an employee, officer or director of the MicroCap Fund or the Adviser, or a member of the immediate family of such person (namely, a spouse, sibling, parent, child, or grandchild); or

•
Your firm has an existing business relationship with the Adviser, whose investments the officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

The MicroCap Fund may also allow new investments into the Fund in certain other circumstances. The MicroCap Fund reserves the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

How to Purchase Shares from the Funds

1.	Read this Prospectus very carefully before you invest.

2.	Share purchase applications can be obtained by calling 1-800-331-8936, or by visiting the Funds’ website at www.perrittmutualfunds.com.

3.	Determine how much you want to invest keeping in mind the following minimums:

Minimum Investment Requirements

Initial Purchase:	$1,000
Additional Purchase:	$ 50
Automatic Investment Plan:	$ 50
Individual Retirement Account:	$ 250
Tax Deferred Retirement Account:	$ 250
Uniform Gift to Minors Act:	$ 250
Dividend Reinvestment:	None

The Funds may change minimum investment requirements at any time.

4.
The Funds will not accept payment in cash or money orders. The Funds do not accept payment by cashier’s check in amounts less than $10,000. Also, to prevent check fraud, the Funds will not accept third party checks, U. S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. As applicable, make your check payable to “Perritt MicroCap Opportunities Fund,” “Perritt Emerging Opportunities Fund” or “U.S. Bancorp Fund Services, LLC” as the Funds’ agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25.00 service fee when a check is returned. The shareholder will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares.

5.	Mail the application and check to:

By First Class Mail		By First Class Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701	or	Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

By Overnight or Express Mail		By Overnight or Express Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207		Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service to the Post Office Box address.

6.
If you are making your first investment in the Funds, before you send a wire, the transfer agent must have a completed application. You can mail or overnight deliver your application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, and your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit: Perritt MicroCap Opportunities Fund or Perritt Emerging Opportunities Fund, shareholder name and account number

Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchases Through Financial Service Agents

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Ameritrade, that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:

•
Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum investment requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•
Charge their customers fees for the services they provide. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate the Servicing Agent for the services provided to their customers.

•
Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive the same day pricing.

•
Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

If you decide to purchase shares through a Servicing Agent, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on your application or call the Funds’ transfer agent at 1-800-332-3133. Any request to change or terminate your AIP should be submitted to the transfer agent five (5) days prior to the effective date.

Other Information about Purchasing Shares of the Funds

Each Fund may reject any share purchase application for any reason. Each Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent that has an agreement with the Fund.

Each Fund will not issue certificates evidencing shares purchased. Each Fund will send investors a written confirmation for all purchases of shares.

Each Fund offers an AIP allowing shareholders to make purchases on a regular and convenient basis. Each Fund also offers the following retirement plans:

Traditional IRA
Roth IRA
Coverdell Education Savings Account
SEP-IRA
SIMPLE IRA

Fees for these accounts consist of an annual maintenance fee of $15.00 and $25.00 per withdrawal. Please refer to the IRA disclosure booklet for fees unique to IRAs and Qualified Plan accounts.

Investors can obtain further information about the AIP and the retirement plans by calling the Funds at 1-800-331-8936. The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

Redeeming Shares

Shareholders may redeem (sell) their shares at any time. The redemption price you receive will be equal to the NAV next determined after the Funds’ transfer agent receives a request for redemption in proper form. The value of your shares on redemption may be more or less than their original cost. A liquidation charge of 2% of the amount of the redemption is applicable for shares held less than ninety (90) days. Requests for redemption by telephone or telegram will not be honored. Questions regarding the proper form of redemption requests should be directed to the transfer agent at 1-800-332-3133.

How to Redeem Fund Shares

1.	Prepare a letter of instruction containing:

•	The name of the Fund or Funds;

•	Account number(s);

•	The amount of money or number of shares being redeemed;

•	The names on the account;

•	Daytime telephone number; and

•
Additional information the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds’ Transfer Agent in advance at 1-800-332-3133, if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	A signature guarantee is required to redeem shares in the following situations:

•	The redemption request exceeds $10,000;

•	The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered;

•	The redemption proceeds are to be sent to an address other than the address of record;

•	The redemption is transmitted by federal wire transfer to a bank other than the bank of record;

•	The redemption request is received within fifteen (15) business days of an address change;

•	You are changing ownership on an account; or

•	You are adding or changing automated bank instructions.

In addition to the situations described above, the Funds and/or the Funds’ Transfer Agent may require a signature guarantee in other instances based on the facts and circumstances relative to a particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program and the Securities Transfer Agent Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

4.
Redemption requests from shareholders in an IRA or defined contribution retirement plan must include instructions regarding federal income tax withholding. Redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.

5.	Send the letter containing redemption instructions to:

By First Class Mail		By First Class Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	or	Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

By Overnight or Express Mail		By Overnight or Express Mail
Perritt MicroCap Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207		Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

How to Redeem Fund Shares Through Servicing Agents

If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Ameritrade), you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•
The redemption price per share you receive for redemption requests is the next determined NAV after U.S. Bancorp Fund Services, LLC (“USBFS”) receives your written request in good order with all required information; or

•
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern time will receive the next day’s NAV.

Payment of Redemption Proceeds

•
If you redeem shares by mail, USBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to three (3) business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to twelve (12) calendar days from the purchase date.

•	If you redeem shares through a Servicing Agent, you will receive the redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

The Funds offer a Systematic Withdrawal Plan (“SWP”) whereby shareholders may request that a check be drawn in a particular amount be sent to them each month, calendar quarter, or annually. Payment can be made by sending a check to your address of record, or funds may be sent directly to your pre-determined bank account via the ACH network. To establish a SWP, your account must have a value of at least $10,000, and the minimum amount that may be withdrawn each month, quarter or year is $200. For more information on a SWP please see the Funds’ SAI or contact the Funds’ transfer agent.

When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the Investment Company Act of 1940, a Fund may delay the payment of redemption proceeds for up to seven (7) days in all cases.

•
If any portion of the shares to be redeemed represents an investment made by check, a Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to twelve (12) calendar days from the purchase date.

•	The transfer agent currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

•
A Fund may pay redemption requests “in kind.” This means that a Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Small Accounts

The Funds’ account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Funds reserve the right to close your account when a redemption leaves your account with a balance below $500 for the MicroCap Fund or $1,000 for the Emerging Fund. We will notify you in writing before we close your account and you will have thirty (30) calendar days for the MicroCap Fund or sixty (60) calendar days for the Emerging Fund to bring the balance up to the required level.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. Each Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders of the Fund (collectively, the “market timing policy”). The market timing policy does not apply to each Fund’s systematic withdrawal plan.

In order to deter market timers and excessive trading, each Fund imposes a 2% redemption fee on the value of shares redeemed or exchanged less than ninety (90) days after the date of purchase. The redemption fee does not apply to shares acquired through the reinvestment of dividends and capital gains. Any proceeds of the fee will be paid to that Fund. In addition, each Fund may temporarily or permanently bar future purchases into that Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

In calculating whether redemption of a Fund’s shares is subject to the redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.

Investors are subject to these policies whether they are a direct shareholder of a Fund or they invest in a Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with a Fund for trading on behalf of its customers.

Many financial intermediaries do not have the systems capability to collect or track accurately the redemption fee due from the underlying account owners. Until these systems limitations are resolved, the Funds reserve the right to waive their redemption fee for these intermediaries. Many of these intermediaries include employee-sponsored retirement plans, including but not limited to 401(k) and 403(b) plans.

If inappropriate trading is detected in an Omnibus Account registered in the name of a nominee, financial intermediary or plan sponsor, a Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, a Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

Household Delivery of Shareholder Documents

Only one Prospectus, Annual Report and Semi-Annual Report will be sent to shareholders who have the same last name and address on record for their MicroCap Fund and Emerging Fund accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-331-8936. We will begin sending your additional copies free of charge within thirty (30) days. If your shares are held through a financial institution, please contact them directly.

Distributions and Taxes

Each Fund distributes substantially all of its net investment income and capital gains annually. Distributions are generally made in December. Each Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and distributions in cash. You may make this election on the share purchase application or by writing to USBFS.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, capital gains, or as qualified dividends (which are eligible for capital gain rates depending on the length of time a Fund holds assets generating the qualified dividends and other criteria). Dividends from net investment income and short-term capital gains, if any, will be taxed to shareholders as ordinary income. Distributions of long-term capital gains are taxed as such, regardless of how long you own your shares of the Funds. The tax status of distributions made to you, whether ordinary income, long-term capital gain or qualified dividends will be detailed in your annual tax statement that each Fund will send to you.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Anti-Money Laundering Program

USBFS, on behalf of the Funds, has established an Anti-Money Laundering Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). In order to ensure compliance with this law, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name;

•	Date of Birth;

•	Social Security Number;

•	Permanent Street Address (P.O. Box is not acceptable); and

•	Additional documentation for corporate accounts.

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact the transfer agent at (800) 332-3133.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years for the MicroCap Fund and since inception for the Emerging Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost, on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information has been audited by Altschuler, Melvoin and Glasser, LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available on request.

Perritt MicroCap Opportunities Fund
For a Fund share outstanding throughout the period	Year Ended October 31
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$24.46	$22.82	$14.02	$13.86	$14.92
Income (loss) from investment operations:
Net investment loss	(0.16) [2]	(0.21) [2]	(0.16) [2]	(0.16) [2]	(0.13) [2]
Net realized and unrealized gain on investments	6.04	2.65	9.16	0.21	0.94
Total from investment operations	5.88	2.44	9.00	0.05	0.81
Less dividends and distributions:
Dividends from net investment income	-	(0.49)	(0.09)	-	(1.95)
Distributions from net realized gains	(0.60)	(0.34)	(0.14)	(0.11)	-
Total dividends and distributions	(0.60)	(0.83)	(0.23)	(0.11)	(1.95)
Redemption fees	0.01	0.03	0.03	0.22	0.08
Net asset value, end of period	$29.75	$24.46	$22.82	$14.02	$13.86
Total return[1]	24.41%	10.92%	65.30%	1.93%	9.62%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$424,466	$192,884	$131,279	$14,402	$12,979
Ratio of expenses to average net assets:	1.29%	1.25%	1.44%	1.60%	1.75%
Ratio of net investment loss to average net assets:	(0.59%)	(0.9%)	(0.9%)	(1.0%)	(1.0%)
Portfolio turnover rate	24.1%	30.2%	32.0%	118.0%	94.3%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

Perritt Emerging Opportunities Fund
For a Fund share outstanding throughout the period	Year Ended October 31, 2005	For the period August 27, 2004[1] through October 31, 2004
Net asset value, beginning of period	$10.17	$10.00
Income (loss) from investment operations:
Net investment loss	(0.15) [2]	(0.01)	[2]
Net realized and unrealized gain on investments	1.92	0.15
Total from investment operations	1.77	0.14
Less dividends and distributions:
Dividends from net investment income	(0.01)	-
Distributions from net realized gains	-	-
Total dividends and distributions	(0.01)	-
Redemption fees	- [6]	0.03
Net asset value, end of period	$11.93	$10.17
Total Return[3]	17.26%	1.70%	[4]
Supplemental data and ratios:
Net assets, end of period (in thousands)	$32,348	$2,966
Ratio of expenses to average net assets:
Before waiver and reimbursement	2.22%	17.32%	[5]
After waiver and reimbursement	2.22%	1.95%	[5]
Ratio of net investment income to average net assets:
Before waiver and reimbursement	(1.30%)	(16.23%)	[5]
After waiver and reimbursement	(1.30%)	(0.86%)	[5]
Portfolio turnover rate	64.41%	1.46%

[1]	Commencement of operations.
[2]	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
[3]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[4]	Not Annualized - Calculated since August 27, 2004.
[5]	Annualized.
[6]	Amount is less than $0.01 per share.

Privacy Policy

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and
•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U. S. Bancorp Fund Services, LLC, that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Not a part of the Prospectus.

PP-1

For More Information

You can learn more about the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund in the following documents:

Statement of Additional Information (“SAI”)

Each Fund’s SAI contains more detailed information about each Fund. The Funds have filed current SAIs with the Securities and Exchange Commission (“SEC”). Each Fund’s SAI is incorporated by reference into this Prospectus. This means that you should consider the contents of each SAI to be part of the Prospectus.

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during its last fiscal year.

To request a free copy of the current SAI or annual and semi-annual reports, call the Funds, toll-free, at 1-800-331-8936 or 1-312-669-1650, write to the Funds at 300 South Wacker Drive., Suite 2880, Chicago, Illinois 60606 or obtain from the Funds’ website at www.perrittmutualfunds.com.

Prospective investors and shareholders with questions about the Funds also may call the above number or write to the above address.

You can review and copy information about the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (including their SAIs) at the SEC’s Public Reference Room in Washington, D. C. (Please call 1-202-551-8090 for information on the operation of the Public Reference Room). Reports and other information about the Funds are also available at the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained (duplicating fee required) by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-6009

Perritt MicroCap Opportunities Fund, Inc.’s Investment Company Act File No. 811-05308

Perritt Funds, Inc.’s Investment Company Act File No. 811-21556

[Perritt Logo]
Perritt MicroCap Opportunities Fund
Perritt Emerging Opportunities Fund

STATEMENT OF ADDITIONAL INFORMATION Dated February 28, 2006

PERRITT EMERGING OPPORTUNITIES FUND

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
Toll Free: (800) 332-3133

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Perritt Funds, Inc. for the Perritt Emerging Opportunities Fund dated February 28, 2006 and any supplement thereto. A copy of the Prospectus may be obtained without charge from Perritt Funds, Inc. at the address and telephone number set forth above.

The following financial statements are incorporated by reference to the Annual Report, dated October 31, 2005, of Perritt Funds, Inc. (File No. 811-21556) for the Perritt Emerging Opportunities Fund as filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on January 9, 2006:

Schedule of Investments;
Statement of Assets and Liabilities;
Statements of Changes in Net Assets;
Financial Highlights;
Statement of Operations;
Notes to Financial Statements; and
Report of Independent Registered Public Accounting Firm.

PERRITT FUNDS, INC.

INVESTMENT ADVISER	22

PORTFOLIO MANAGER	23

ALLOCATION OF PORTFOLIO BROKERAGE	24

ALLOCATION OF INVESTMENT OPPORTUNITIES	26

REDEMPTION FEE	27

THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT	27

CUSTODIAN	28

DISTRIBUTOR	28

DETERMINATION OF NET ASSET VALUE	29

TAXES	30

SHAREHOLDER MEETINGS	31

CAPITAL STOCK	32

MISCELLANEOUS	32

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	32

DESCRIPTION OF SECURITIES RATINGS	33

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated February 28, 2006 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt Funds, Inc.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

Perritt Funds, Inc. (the “Company”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Company was organized as a Maryland corporation on March 22, 2004. The Company currently has a single portfolio: the Perritt Emerging Opportunities Fund (the “Fund”).

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies with market capitalizations at the time of initial purchase that are less than $250 million. From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund may invest in securities not listed on national or regional securities exchanges, but such securities typically will have an established over-the-counter market. The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

INVESTMENT CONSIDERATIONS

Considerations Respecting the Fund’s Principal Investment Strategy

Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund’s investment adviser (the “Adviser”), rapidly growing, an investment in the Fund is subject to greater risks than those of funds that invest in larger companies.

Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with limited trading markets that are subject to wide price fluctuations. Therefore, the current net asset value (“NAV”) of the Fund may fluctuate significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.

Considerations Respecting the Fund’s Non-Principal Investment Strategies

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Directors of the Company has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be priced at fair value as determined in good faith by the Board of Directors or by the Adviser pursuant to procedures set forth by the Board of Directors and reviewed by the Board of Directors.

Short Sales

The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

Borrowing

The Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Fund’s net assets at the time of borrowing. For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets. As required by the 1940 Act, the Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three (3) days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the right or warrant if the right or warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the right or warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Money Market Instruments

The Fund may invest in cash and money market securities. The Fund may do so to “cover” investment techniques (for example, when the Fund purchases or sells a stock index futures contract, the Fund may invest in cash and money market securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract), when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s® Corporation or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one (1) day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven (7) days as illiquid for the purposes of its investment policies.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Stock Index Futures Contracts and Options Thereon

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

The Fund may purchase put and call options on stock index futures contracts and write call options on stock index futures contracts. When the Fund purchases a put or call option on a stock index futures contract, the Fund pays a premium for the right to sell or purchase the underlying stock index futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a stock index futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying stock index futures contract for a specified price upon exercise at any time during the option period. The Fund may not invest more than 20% of its assets in stock index futures contracts.

Some futures and options strategies tend to hedge the Fund’s equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund’s loss from an unhedged short position in stock index futures contracts or call options on stock index futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on stock index futures contracts. The Fund will purchase or write options only on stock index futures contracts that are traded on a United States exchange or board of trade.

The Company has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Company is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

When the Fund purchases or sells a stock index futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a stock index futures contract by purchasing a put option on the same stock index futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the stock index futures contract, or, if the strike price of the put is less than the price of the stock index futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the stock index futures contract. The Fund may also cover its long position in a stock index futures contract by taking a short position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract. The Fund may cover its short position in a stock index futures contract by taking a long position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract.

The Fund may cover its sale of a call option on a stock index futures contract by taking a long position in the underlying stock index futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying stock index futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the stock index futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to purchase or sell stock index futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in stock index futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Stock index futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INVESTMENT RESTRICTIONS

In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

(i)	67% of the Fund’s shares present or represented at a meeting of shareholders at which the holders of more than 50% of such shares are present or represented; or

(ii)	More than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

The Fund may not:

1.  Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations).

2.  Borrow money to an extent or in a manner not permitted under the 1940 Act.

3.  Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.

4.  Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

5.  Invest in companies for the primary purpose of acquiring control or management thereof.

6.  Purchase securities on margin. However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

7.  Sell securities short and sell (write) or purchase put and call options to an extent not permitted by the 1940 Act.

8.  Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

9.  Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

10.  Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and except that the Fund may lend its portfolio securities.

11.  Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this Statement of Additional Information, the 1940 Act permits the Fund to borrow money from banks provided that it maintains asset coverage of at least 300%.)

The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company’s Board of Directors without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction. However, should a change in NAV or other external events cause the Fund’s investments in illiquid securities to exceed the limitation set forth below, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. Any changes in these non-fundamental investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation. The non-fundamental investment restrictions are as follows:

1.  The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2.  The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

3.  The Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $250 million at the time of initial purchase. If the Board of Directors of the Company approves a change to this non-fundamental policy for the Fund, the Fund will provide a sixty (60) day written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

The Fund’s investment objective (i.e., long-term capital appreciation) is a non-fundamental policy and may be changed by the Company’s Board of Directors without shareholder approval. If the Board of Directors of the Company approves a change to the investment objective for the Fund, the Fund will provide a sixty (60) day written notice to the shareholders before implementing the change of investment objective.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund may vary significantly from year to year, but as indicated in the Prospectus it is anticipated, though not assured, that that the annual portfolio turnover rate of the Fund will not typically exceed 100%. A turnover rate of 100% or more would result in correspondingly greater brokerage commission expenses or other transaction expenses, which must be borne, directly or indirectly, by the Fund and ultimately by the Fund’s shareholders. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains. The portfolio turnover rate of the Fund increased from 1.46% in 2004 to 64.41% in 2005. The rise in the portfolio turnover rate was due to the fact that the 2004 fiscal year was not a full fiscal year.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

Individual Retirement Accounts

Individual shareholders may establish their own tax-sheltered individual retirement accounts (“IRA”). The Fund offers three types of IRAs.

Traditional IRA. In a traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an “active participant” in an employer-sponsored retirement plan and the shareholder’s income. Distributions from a traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder’s own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59 1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

Roth IRA. In a Roth IRA (sometimes known as an American Dream IRA), amounts contributed to the IRA are not deductible, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, 5 years and until age 59 1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalties) to the extent that the distribution exceeds the shareholder’s contributions to the IRA. The minimum distribution rules applicable to traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

For traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the “annual limit” or 100% of the shareholder’s compensation (earned income). The “annual limit” is $4,000 for 2006 and 2007 and $5,000 beginning in 2008. After 2008, the “annual limit” will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional “catch-up” contribution of $1,000 per year. In no event, however, may the total contributions to a traditional or Roth IRA exceed 100% of the shareholder’s compensation (earned income). An individual may also contribute to a traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a traditional IRA.

Coverdell Education Savings Account (“CESA”). In a CESA, contributions are made to the account maintained on behalf of a beneficiary under age 18 or a “special needs” beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from the CESA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a CESA.

Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke the applicant’s account within seven (7) days after receiving the disclosure statement and obtain a full refund of the applicant’s contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

A traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is established through execution of Form 5305-SEP together with a traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant the lesser of 25% of compensation or $44,000, for 2006. A number of special rules apply to SEP-IRAs, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

An IRA may also be used in connection with a SIMPLE Plan established by the shareholder’s employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions to the SIMPLE IRA of up to $10,000 per year. This annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional “catch-up” contribution for the year of up to $2,500 in 2006. After 2006, the annual amount of the “catch-up” contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder’s SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

OTHER SHAREHOLDER PLANS

Automatic Investment Plan

The Fund offers an Automatic Investment Plan (“AIP”), which may be established at any time. By participating in the AIP, shareholders may automatically make purchases of shares of the Fund on a regular, convenient basis. A shareholder may elect to make automatic deposits on any day of the month. There is a $50 minimum for each automatic transaction.

Under the AIP, shareholders’ banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund. The AIP can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to shareholders for participating in the AIP. An application to establish the AIP may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the AIP without notice.

Dividend Reinvestment Plan

Unless a shareholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the NAV in effect on the dividend or distribution payment date. The Fund acts as the shareholder’s agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions, the record dates of which fall on or after the date that the Fund receives the written notice.

Systematic Withdrawal Plan

A shareholder who owns Fund shares worth at least $10,000 at the current NAV may, by completing an Application which may be obtained from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan (“SWP”) from which a fixed sum will be paid to the shareholder at regular intervals. To establish the SWP, the shareholder appoints the Fund as the shareholder’s agent to effect redemptions of Fund shares held in the shareholder’s account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount from the account.

The minimum amount of a withdrawal payment is $200. These payments will be made out of the proceeds of periodic redemption of shares in the account at NAV. Redemptions will be made on the business day of each month selected by a shareholder or, if that day is a holiday, on the next business day. Because a SWP may reduce, and eventually deplete, a shareholder’s account over time, it may be advisable to reinvest all income dividends and capital gains distributions payable by the Fund (please note that income dividends an capital gains distributions are reinvested unless a shareholder elects otherwise by written notice to the Fund). The shareholder may purchase additional Fund shares in the shareholder’s account at any time.

Withdrawal payments cannot be considered to be yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including checking to ensure that a customer does not appear on the Treasury’s Office of Foreign Asset Control “Specifically Designated Nationals and Blocked Persons” list, and a complete and thorough review of all new applications to open an account. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund is required by the SEC to file its complete portfolio holdings schedule with the Commission on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders, which occurs no later than sixty (60) calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

Fund Service Providers

Service providers that have contracted to provide services to the Fund and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). These third party service providers are the Adviser and the Fund’s administrator, Fund accountant, legal counsel, independent registered public accountants and custodian.

Non-Standard Disclosure to Other Entities

Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser, provided that the service is related to the investment advisory services that the Adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so. The Fund will not provide this information until such information is at least fifteen (15) days old. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:
•	To financial printers for the purpose of preparing Fund regulatory filings;
•	For the purpose of due diligence regarding a merger or acquisition;
•	To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
•	To rating agencies for use in developing a rating for the Fund;
•	To service providers, such as proxy voting service providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and
•	For purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

As permitted by the Fund’s written policies and procedures, the Fund’s Vice President and Treasurer, has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on a quarterly basis.

Morningstar®, Inc.
Lipper, Inc.
Standard & Poor’s® Ratings Group
Bloomberg™, L.P.
Thomson™ Financial Services
Wilshire & Associates, Inc.
Interactive Data Corporation
Vickers Stock Research Corporation
CapitalBridge

Restrictions Related to Non-Standard Disclosure

The Company’s Board of Directors will regularly review a list of recipients of non-standard disclosure of portfolio holdings information, but in any event no less frequently than quarterly. In all instances of non-standard disclosure, the receiving party will be subject to confidentiality agreements that restrict the use of such information to purposes specified in such agreements, unless such party is a regulatory or other governmental entity.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Company, or pursuant to a written request for non-standard disclosure. The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Company.

It is the Fund’s policy that neither the Fund, the Adviser nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

Conflicts of Interest

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund (if any) or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether to allow such disclosure.

DIRECTORS AND OFFICERS

Management Information

As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Fund are set forth below. The Fund and the Perritt MicroCap Opportunities Fund, Inc., with its sole portfolio the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”), form a “Fund Complex,” as defined in the 1940 Act.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director
“Disinterested Persons” of the Fund
Dianne C. Click Age: 43 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected Since inception
Ms. Click is a licensed Real Estate Broker in the State of Montana. She started her own real estate sales company, Bozeman Broker Group, in April 2004. She has been licensed in the state of Montana since 1995. Prior to her real estate business, she was a marketing consultant to financial management companies.
Perritt MicroCap Opportunities Fund, Inc.
David S. Maglich Age: 48 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected Since inception	Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. in Sarasota, Florida and has been employed with such firm since April 1989.	Perritt MicroCap Opportunities Fund, Inc.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director
“Interested Persons” of the Fund(1)
Gerald W. Perritt Age: 63 c/o Perritt Funds, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	Vice President and Director Portfolio in Fund Complex overseen: 2	As director, indefinite, until successor elected Since inception
Dr. Perritt has been a director of the Perritt MicroCap Opportunities Fund, Inc. since its inception and Vice President since November 1999. Prior thereto he served as President of Perritt Capital Management, Inc., the investment adviser to the Fund, since its inception in 1987.
Perritt MicroCap Opportunities Fund, Inc.
Officers of the Fund
Michael J. Corbett Age: 40 c/o Perritt Funds, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	President and Treasurer	One-year term Since inception
Mr. Corbett has been President and Treasurer of the Perritt MicroCap Opportunities Fund, Inc. since November 1999. He served as a Vice President of the Perritt MicroCap Opportunities Fund, Inc. from March 1991 until November 1999 and has been Vice President of the Adviser since February 1997.
None
Robert A. Laatz Age: 61 c/o Perritt Funds, Inc. Suite 2880 300 South Wacker Drive Chicago, IL 60606	Vice President, Secretary and Chief Compliance Officer	One-year term as Vice President and Secretary Since inception
Mr. Laatz has served as Chief Compliance Officer for both funds since September 30, 2004. Mr. Laatz has been a Vice President of the Perritt MicroCap Opportunities Fund, Inc. since November 1997, Secretary since November, 1998, and an associate of the Adviser since May 1997.
None

Committees

The Company’s Board of Directors has no committees.

The Fund’s standard method of compensating the non-interested Directors is to pay each such Director $750 per meeting attended. The Fund also reimburses such Directors for their reasonable travel expenses incurred in attending meetings of the Board of Directors. The Fund does not provide pension or retirement benefits to its Directors. The aggregate compensation paid by the Company to all non-interested Directors during the Fund’s fiscal year ended October 31, 2005 is set forth below:

COMPENSATION TABLE
Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(1)

Disinterested Persons of the Fund
Dianne Chaykin Click	$2,541	$0	$0	$8,911
David S. Maglich	$2,500	$0	$0	$8,500
Interested Person of the Funds
Gerald W. Perritt	$0	$0	$0	$0
(1)	The term “Fund Complex” applies to the Fund and the MicroCap Fund which is managed by the same investment adviser.

Code of Ethics

The Fund and the Adviser have each adopted a Code of Ethics. The Code of Ethics permits personnel subject to the Code to invest in securities, including securities held by the Fund. The Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policy

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) that sets forth its proxy voting policies and related procedures. When the Fund votes proxies relating to securities that it owns, the Fund generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or instructs the Adviser to sell the stock prior to the meeting). The Fund believes that following the “Wall Street Rule” is consistent with the economic best interests of its shareholders.

There may be instances where the interests of the Adviser, employees of which are officers of the Fund and actually vote proxies for the Fund, may conflict or appear to conflict with the interests of the Fund. In such situations the Fund officers will, consistent with their duty of loyalty, vote the securities in accordance with the Fund’s pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Company’s Board of Directors prior to voting and affording the Board of Directors the opportunity to direct the officers in the voting of such securities.

Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.perrittmutualfunds.com or the website of the SEC at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of January 31, 2006 beneficially owned more than 5% of the then outstanding shares. The shares owned by National Investor Services and Charles Schwab & Co., Inc. were owned of record only. As a group all of the officers and directors of the Fund owned less than 1% of the Fund’s outstanding shares as of January 31, 2006.

Name and Address	Shares	% Ownership
National Investor Services FBO 097-50000-19 55 Water Street Floor 32 New York, NY 10041-3299	1,752,516.50	40.04%
Charles Schwab & Co., Inc. Reinvest Account Attn Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4122	1,421,777.13	32.48

The following table sets forth the dollar range of shares of the Fund and the MicroCap Fund beneficially owned by each director of the Fund as of January 31, 2006:

Name of Director	Dollar Range of Shares of the Fund	Dollar Range of Shares of the MicroCap Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies(1)
Disinterested Persons
Dianne Chaykin Click	$0-$50,000	$0-$50,000	$0-$50,000
David S. Maglich	$0-$50,000	$0-$50,000	$0-$50,000
Interested Persons
Gerald W. Perritt	$100,000-$500,000	$100,000-$500,000	$100,000-$500,000

(1)	The “Family of Investment Companies” includes the Fund and the MicroCap Fund.

INVESTMENT ADVISER

Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 2880, Chicago, Illinois, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated August 7, 2004 (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of IIS. Dr. Gerald W. Perritt, President of the Adviser, owns 60% of the outstanding common stock of IIS and controls both IIS and the Adviser.

None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies controlled by or under common control with the Adviser.

Under the terms of the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Company’s Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund. For the foregoing, the Fund will pay the Adviser an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses for existing shareholders, the cost of director and officer liability insurance, fidelity bond insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The Adviser has undertaken to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the investment advisory fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average NAV of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale. As of the date of this SAI, no such state law provision was applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.

For the fiscal year ended October 31, 2005, the Adviser received $324,866 in advisory fees, plus $35,233 as reimbursement for expenses previously waived. For the fiscal period August 27, 2004 to October 31, 2004, the Adviser accrued $3,285 in fees, all of which was waived. In addition, the Adviser absorbed $37,122 in fees incurred by the Fund for the fiscal period August 27, 2004 to October 31, 2004.

The Advisory Agreement will remain in effect for two (2) years and thereafter shall continue in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the Fund’s shareholders, on a sixty (60) day written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.

PORTFOLIO MANAGER

The Adviser to the Fund is Perritt Capital Management, Inc. Mr. Michael Corbett and Dr. Gerald Perritt jointly serve as co-portfolio managers of the Fund. In addition to the Fund, Mr. Corbett and Dr. Perritt are also responsible for the day-to-day management of accounts other than the Fund. Information regarding the other accounts managed by the Fund’s portfolio managers, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of December 31, 2005 is set forth below.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	1	$535 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	234	$80 million	0	$0

Perritt Capital Management has not identified any material conflicts between the Fund and other accounts managed by Michael Corbett and Gerald Perritt. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Perritt Capital Management’s fees for the services it provides to other accounts vary and may be higher or lower that the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio managers may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of December 31, 2005 the co-portfolio managers’ compensation consists of a fixed salary. Their fixed salary is reviewed periodically by Mr. Perritt as the sole member of the Board of Directors of the Adviser, and may be increased based on consideration of various factors including, but not limited to, each manager’s experience, overall performance (including how well the Fund and the other accounts perform generally under the management of the co-portfolio managers), and management responsibilities with the Adviser. The co-portfolio managers’ fixed salary is not based on the Fund or the other accounts achieving certain performance targets or certain asset values in their portfolios. When the Adviser’s Board of Directors considers the overall performance of the co-portfolio managers in managing the Fund and the other accounts, it uses the same methods for determining their performance with respect to the Fund and the other accounts. Along with all other employees of the Adviser, the co-portfolio mangers are eligible to receive a discretionary contribution from the Adviser to their IRA account. These contributions ranging from 0% to 20% of their salary based on the Adviser’s profitability. The co-portfolio managers are also eligible to receive discretionary bonuses based on the Adviser’s profitability.

Set forth below are the dollar ranges of Fund shares beneficially owned by each portfolio manager as of December 31, 2005:

Portfolio Manager	Dollar Range of Shares
Perritt Emerging Opportunities Fund
Dr. Gerald Perritt	$100,001 - $500,000
Michael Corbett	$10,001 - $50,000

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company’s Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund’s shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser’s receipt of research services.

The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

For the fiscal year ended October 31, 2005 and the fiscal period August 27, 2004 through October 31, 2004, the Fund paid brokerage commissions in the amounts of $250,361 and $8,160, respectively.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Fund and the MicroCap Fund have differing investment objectives (the Fund generally invests in smaller capitalization companies than the MicroCap Fund), there will be times when certain securities will be eligible for purchase by both funds or will be contained in the portfolios of both funds. Although securities of a particular company may be eligible for purchase by both funds, the investment adviser to the Fund and the MicroCap Fund may determine at any particular time to purchase a security for one fund, but not the other, based on each fund’s investment objective and in a manner that is consistent with the investment adviser’s fiduciary duties under federal and state law to act in the best interests of each fund. It is the policy and practice of the investment adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

When securities are being purchased and/or sold in both funds, the investment adviser will attempt to allocate block trades on a pro rata basis based on the dollar amount available for investing by the funds and each fund’s proportionate share of that amount. It is the investment adviser’s general policy not to purchase a security in one fund while simultaneously selling it in the other. However, there may be circumstances outside of the investment adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one fund experiences substantial cash inflows while the other experiences substantial cash outflows the investment adviser may be required to buy securities to maintain a fully invested position in one fund while selling securities in the other fund to meet shareholder redemptions. In such circumstances, either fund may acquire assets from the other fund that are otherwise qualified investments for the acquiring fund, so long as neither fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by the Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by the Fund in the case of a sale than would otherwise have been received, as a result of the MicroCap Fund’s transactions affecting the market for such security. In any event, management of the Fund believes that under normal circumstances such events will have a minimal impact on the Fund’s per share NAV and its subsequent long-term investment return.

REDEMPTION FEE

The Fund imposes a 2% redemption fee on the value of shares redeemed less than ninety (90) calendar days after the date of purchase. The redemption fee will not apply to shares redeemed through the SWP. The redemption fee is part of the Fund’s market timing policy and is designed to deter market timers and excessive trading. Any proceeds of the fee will be paid to the Fund.

In calculating whether a redemption of Fund shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the redemption date.

As indicated in the Prospectus, while the Fund will encourage financial intermediaries to apply its market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy. Until these systems limitations are resolved, the Fund reserves the right to waive its redemption fee for these intermediaries. Many of these intermediaries include employee-sponsored retirement plans, including but not limited to 401(k) and 403(b) plans.

THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin  53202, an affiliate of U.S. Bank, N.A., serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Company’s Board of Directors. Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”), USBFS provides certain administrative services to the Fund. USBFS services include, but are not limited to, the following: acting as a liaison among the Fund’s service providers; coordinating the Company’s Board of Directors communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR, N-PX, N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent registered public accountants; monitoring expense accruals; and preparing monthly financial statements.

For its services as administrator, the Company pays USBFS a base fee of $5,000, computed daily and paid monthly, plus a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of .025% on the first $300 million of average daily net assets and .0175% on the balance. For the fiscal year ended October 31, 2005 and the fiscal period August 27, 2004 through October 31, 2004, the Fund paid $12,148 and $882, respectively, pursuant to the Administration Agreement.

The Administration Agreement provides that USBFS shall not be liable to the Fund or its shareholders for anything other than bad faith, negligence or willful misconduct of its obligations or duties. The Administration Agreement does not prohibit USBFS from engaging in other businesses whether of a similar or dissimilar nature or rendering services to others.

USBFS has entered into a fund accounting services agreement with the Fund pursuant to which it acts as fund accountant. As fund accountant, USBFS maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates the Fund’s NAV on a daily basis. In consideration of such services, the Fund pays monthly a fee based on the market value of its assets, with a minimum annual amount. For the fiscal year ended October 31, 2005 and the fiscal period August 27, 2004 through October 31, 2004, the Fund paid $28,708 and $4,284, respectively, pursuant to the fund accounting services agreement.

USBFS also acts as the Fund’s transfer agent and dividend disbursing agent. As transfer agent, USBFS keeps records of shareholder accounts and transactions. The Fund pays USBFS a fee for acting as transfer agent and dividend disbursing agent based on the number of shareholder accounts, subject to an annual minimum fee of $21,000.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, an affiliate of USBFS, acts as custodian for the Fund pursuant to a custody agreement. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Pursuant to the custody agreement, U.S. Bank, N.A. earns portfolio transaction fees and an annual fee of two (2) basis points on the market value of the Fund with a minimum annual fee of $4,800.

DISTRIBUTOR

In November 2005, the Fund and the Adviser entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, pursuant to which Quasar serves as principal underwriter for the Fund. Its principal business address is 615 East Michigan Street, Milwaukee, WI 53202. Quasar sells the Fund’s shares on a best efforts basis. Shares of the Fund are offered continuously. Pursuant to the terms of the Distribution Agreement, the Adviser compensates Quasar for the services that Quasar provides to the Fund under the Agreement. The Fund did not pay any underwriting commissions to Quasar during the fiscal year ended October 31, 2005.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund is determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund does not determine NAV on days the NYSE is closed and at other times described in the Prospectus. The NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday. The NYSE also may be closed on national days of mourning.

The NAV per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean between the then current closing bid and asked prices. Each NASDAQ National Market® and SmallCap security is valued at the NASDAQ® Official Closing Price. OTC Bulletin Board securities are valued at the mean of the latest bid and ask prices.

When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Company’s Board of Directors. Demand notes, commercial paper and U. S. Treasury Bills are valued at amortized cost, which approximates fair value. The Fund values money market instruments that it holds with remaining maturities of less than sixty (60) days at their amortized cost. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

An example of how the Fund calculated its total offering price per share as of the fiscal period ended October 31, 2005 is as follows:

Net Assets	=	Net Asset Value per Share
Shares Outstanding

$32,347,585	=	$11.93
2,711,005

TAXES

The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. The Fund has so qualified in each of its prior fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Dividends from the Fund’s net investment income and distributions from the Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to qualified dividend income), whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund’s net investment company taxable distributions.

Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Furthermore, if the NAV of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to the shareholder.

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with the shareholder’s social security or other tax identification number and certify under penalty of perjury that such number is correct and that the shareholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

SHAREHOLDER MEETINGS

The Maryland Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten (10) or more shareholders of record who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least Twenty-Five Thousand Dollars ($25,000) or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five (5) business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five (5) business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STOCK

The Company’s Articles of Incorporation permit the Board of Directors to issue One Billion (1,000,000,000) shares of common stock. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than fifty percent (50%) of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

MISCELLANEOUS

A shareholder’s account with the Fund may be terminated by the Fund on not less than a thirty (30) day notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $1,000. Upon any such termination, the shares will be redeemed at the then current NAV and a check for the proceeds of redemption sent within seven (7) days of such redemption.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Altschuler, Melvoin and Glasser, LLP, One South Wacker Drive, Suite 800, Chicago, Illinois  60606-3392, audited the Fund’s financial statements for the fiscal year ended October 31, 2005 and have been selected as the Fund’s independent registered public accounting firm for fiscal year 2006.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the ratings symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1.”

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Perritt Emerging Opportunities Fund
PART C

OTHER INFORMATION

Item 23.               Exhibits.

(a)
Articles of Incorporation are herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 9, 2004 via EDGAR, Accession No. 0000897069-04-000793.

(b)
By-Laws are herein incorporated by reference to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 9, 2004 via EDGAR, Accession No. 0000897069-04-000793.

(c)		Voting trust agreement - None.
(d)
Investment Advisory Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on August 18, 2004 via EDGAR, Accession No. 0000897069-04-001488.

(e)		Distribution Agreement - None.
(f)		Bonus, profit sharing contracts - None.
(g)
Custody Agreement is herein incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on filed with the Securities and Exchange Commission on August 18, 2004 via EDGAR, Accession No. 0000897069-04-001488.

(h)	(i)
Fund Administration Servicing Agreement is herein incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on August 18, 2004 via EDGAR, Accession No. 0000897069-04-001488.

(ii)
Transfer Agent Agreement is herein incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on August 18, 2004 via EDGAR, Accession No. 0000897069-04-001488.

(iii)
Fund Accounting Servicing Agreement is herein incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on August 18, 2004 via EDGAR, Accession No. 0000897069-04-001488.

(i)		Opinion and Consent of Counsel; Foley & Lardner, LLP - filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm, Altschuler, Melvoin and Glasser, LLP - filed herewith.
(k)		Financial statements omitted from prospectus - None.
(l)
Stock Subscription Agreement is herein incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on August 18, 2004 via EDGAR, Accession No. 0000897069-04-001488.

(m)		Distribution Plan pursuant to Rule 12b-1 - None.
(n)		Plan pursuant to Rule 18f-3 - None.
(o)		Reserved.
(p)	(i)
Code of Ethics of Perritt Funds, Inc. is herein incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 25, 2005 via EDGAR, Accession No. 0000894189-05-000364.

(ii)
Code of Ethics of Perritt Capital Management, Inc is herein incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on filed with the Securities and Exchange Commission on February 25, 2005 via EDGAR, Accession No. 0000894189-05-000364.

Item 24.         Persons Controlled by or Under Common Control with Registrant

None.

Item 25.         Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the By-Law set forth below, which is in full force and effect and has not been modified or cancelled. The general effect of this By-Law may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of such director’s or officer’s liabilities and expenses.

Article VII

GENERAL PROVISIONS

Section 7 .     Indemnification .

A.     The corporation shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.     In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.     The termination of any action, suit or proceeding by judgment, order or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.     Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.     The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.     This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.     “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.         Business and Other Connections of Investment Adviser

Incorporated by reference to the information contained under “MANAGEMENT OF THE FUND” in the Prospectus and under “DIRECTORS AND OFFICERS” in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act.

Item 27.         Principal Underwriter

None.

Item 28.         Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant’s Treasurer, Michael J. Corbett, at Registrant’s corporate offices, 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.

Item 29.         Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.         Undertakings

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to stockholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 2 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois on February 24, 2006.

Perritt Funds, Inc.

By: /s/ Michael J. Corbett
                          Michael J. Corbett
      President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Corbett	Principal Executive	February 24, 2006
Michael H. Corbett	Officer

/s/ Robert A. Laatz	Principal Financial and	February 24, 2006
Robert A. Laatz	Accounting Officer

/s/ David S. Maglich	Director	February 24, 2006
David S. Maglich

/s/ Dianne C. Click	Director	February 24, 2006
Dianne C. Click

/s/ Gerald W. Perritt	Vice President and	February 24, 2006
Gerald W. Perritt	Director

INDEX TO EXHIBITS

Exhibit Number	Description
(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm